EXHIBIT 1
                            STATEMENT OF JOINT FILING
                            -------------------------

     Pursuant to Reg. Section 240.13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, the foregoing Schedule 13D is filed on behalf of Mr. Douglas L. Lamb, Ms. Marsha K. Lamb, Crown Properties, LC, Lamb Family Limited Partnership, Mr. Jerry D. Cash, Mr. James B. Kite, Jr., and Boothbay Royalty Company.


May 18, 2005                        /s/ Douglas L. Lamb
                                    ------------------------------------------
                                    Douglas L. Lamb


May 18, 2005                        /s/ Marsha K. Lamb
                                    ------------------------------------------
                                    Marsha K. Lamb

May 18, 2005                        LAMB FAMILY LIMITED PARTNERSHIP

                                         BY:  BONANZA ENERGY CORPORATION
                                         OF KANSAS

                                         By: /s/ Douglas L. Lamb
                                             ---------------------------------
                                         Name:  Douglas L. Lamb
                                         Title: President


May 18, 2005                        /s/ Jerry D. Cash
                                    ------------------------------------------
                                        Jerry D. Cash

May 17, 2005                        /s/ James B. Kite, Jr.
                                    ------------------------------------------
                                        James B. Kite, Jr.

May 18, 2005                           McKOWN POINT L.P.

                                        BY:  EASTERLY FAMILY INVESTMENTS,
                                        LLC, its General Partner

                                        BY: VIRGINIA V. KITE GST EXEMPTION
                                        TRUST FOR JAMES B. KITE, JR.,
                                        its Manager

                                        BY:  BANK OF TEXAS, N.A., its Trustee

                                        By:  /s/ Elijio Mercado, S.V.P.
                                             ---------------------------------
                                        Name:  Elijio Mercado
                                        Title: Senior Vice President

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May 18, 2005                            EASTERLY FAMILY INVESTMENTS, LLC

                                        BY: VIRGINIA V. KITE GST EXEMPTION
                                        TRUST FOR JAMES B. KITE, JR.,
                                        its Manager

                                        BY:  BANK OF TEXAS, N.A., its Trustee

                                        By:  /s/ Elijio Mercado, S.V.P.
                                             ---------------------------------
                                        Name:  Elijio Mercado
                                        Title: Senior Vice President

May 18, 2005                            VIRGINIA V. KITE GST EXEMPTION TRUST
                                        FOR JAMES B. KITE, JR.

                                        BY:  BANK OF TEXAS, N.A., its Trustee

                                        By:  /s/ Elijio Mercado, S.V.P.
                                             ---------------------------------
                                        Name:  Elijio Mercado
                                        Title: Senior Vice President

May 17, 2005                            BOOTHBAY ROYALTY COMPANY

                                        By:  /s/ James B. Kite, Jr.
                                             ---------------------------------
                                        Name:  James B. Kite, Jr.
                                        Title: President

May 18, 2005                            BANK OF TEXAS, N.A.


                                        By:  /s/ Elijio Mercado, S.V.P.
                                             ---------------------------------
                                        Name:  Elijio Mercado
                                        Title: Senior Vice President



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